Investment in Convertible Note	12 Months Ended
Mar. 31, 2026
Investment in Convertible Note [Abstract]
Investment in convertible note

Note 5 — Investment in convertible note

The convertible note was issued on December 30, 2022, by an unrelated privately held company and earned fixed interest at 6% per annum. The convertible note may be converted in part or in whole at the Company’s discretion within 36 months from the issuance date. The convertible note matured on December 29, 2025. Upon maturity, the Company initiated the conversion process; For the year ended March 31, 2026, the Company recognized interest income of $20,189 based on the interest rate of the convertible note. For the year ended March 31, 2026, no impairment was recorded from investment in convertible note.

By electing the fair value option, the embedded conversion feature is not separately bifurcated or accounted for as a derivative. Instead, the fair value of the instrument as a whole captures the economic effect the embedded features. Upon the acquisition of Ban Leong, the investment in convertible note was recognized at its acquisition-date fair value of $2,597,253. Immediately before the February 20, 2026 (the “Conversion Date”), the fair value of investment in convertible note was $1,406,625.

The fair value of the investment in convertible note on February 20, 2026 was estimated using a combination of an Equity Allocation ("EA") model to determine the as-converted value and a Discounted Cash Flow ("DCF") model to determine the kept-as-debt value. The fair value was determined as the higher of the estimated value upon conversion and the value upon repayment at the valuation date. Significant assumptions used in the valuation included an estimated post-money equity value of approximately $19.6 million, expected exit scenario probabilities of 45% for redemption, 45% for liquidation and 10% for a qualified initial public offering, an expected term of 5.0 years, an expected volatility of 48.5%, and a risk-free interest rate of 3.7%. The fair value measurement was classified as a Level 3 measurement within the fair value hierarchy due to the use of significant unobservable inputs.

Changes in fair value are recognized in earnings in the period in which they occur. Loss from changes in fair value amounted to $1,188,928 for the period from May 27, 2025 through Conversion Date.

The Company believes this accounting treatment best reflects the economic substance of the investment and aligns with the way the instrument is managed and evaluated internally.

The aggregate principal amount of the convertible note was $1,000,000 as of March 31, 2026. The excess fair value over principal reflects the estimated value of the embedded equity conversion feature.

On Conversion Date, the outstanding principal and accrued interest under the convertible note were converted into Series Seed-3 Preference Shares of MyFirst Tech Holdings Pte. Ltd (“MyFirst Tech”). As a result of the conversion, the convertible note was derecognized and replaced with an equity investment in a privately held company. The initial carrying amount of the investment in MyFirst Tech’s Series Seed-3 Preference Shares was established based on the fair value of the convertible note immediately prior to conversion, which equaled its fair value.